UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226
(Address of principal executive offices) (zip code)

(248) 371-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 AND 7.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND REGULATION FD DISCLOSURE.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBIT INDEX
Press Release dated July 28, 2005 (as clarified)

ITEMS 1.01 AND 7.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND REGULATION FD DISCLOSURE.
On July 28, 2005, Munder Capital Management (“Munder”), a subsidiary of the registrant, announced that Framlington Holdings Limited, which is 49 percent owned by Munder’s United Kingdom subsidiary, Munder UK, L.L.C., and 51 percent indirectly owned by HSBC Holdings plc, reached an agreement to sell its 90.8 percent interest in London-based Framlington Group Limited to AXA Investment Managers (“AXA”). AXA is a European-based financial protection and wealth management firm. The cash sale to AXA requires approval from the Financial Services Authority, a United Kingdom regulatory agency. The sale is expected to close in the fourth quarter of 2005.
On July 28, 2005, the registrant issued a press release regarding this matter. A copy of the press release (as clarified) is attached hereto as Exhibit 99.1.
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits
99.1	Press Release dated July 28, 2005 (as clarified)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED
By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: July 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 28, 2005 (as clarified)